                                                                    EXHIBIT 99.2

                                  KNOLL, INC.
                                 EXCHANGE OFFER
                               TO HOLDERS OF ITS
                   10 7/8% SENIOR SUBORDINATED NOTES DUE 2006

                         NOTICE OF GUARANTEED DELIVERY

     As set forth in the Prospectus dated May __, 1996 (the "Prospectus") of Knoll, Inc. (the "Issuer") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for the 10 7/8% Senior Subordinated Notes due 2006 issued pursuant to an Offering Memorandum dated February 22, 1996 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Initial Notes") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

         TO:  IBJ SCHRODER BANK & TRUST COMPANY (the "Exchange Agent")

                                 By Facsimile:
                                 (212) 858-2611
                     Attention:  Reorganization Department

                            Confirm by telephone to:
                                 (212) 858-2103

                       ByHand/Overnight Courier Service:
                       IBJ Schroder Bank & Trust Company
                                One State Street
                          Securities Processing Window
                                   Floor SC-1
                            New York, New York 10004
                     Attention:  Reorganization Department

                        By Registered or Certified Mail:
                       IBJ  Schroder Bank & Trust Company
                     Attention:  Reorganization Department
                                  P.O. Box 84
                             Bowling Green Station
                         New York, New York  10274-0084

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
            AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
              A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Initial Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                                   Sign Here
Principal Amount of Initial Notes
Tendered                                 Signature(s)
         --------------------------                  -----------------

                                         --------------------------------------

Certificate Nos.                         Please Print the Following Information
(if available)

                                         Name(s)
                                                -------------------------------

                                         --------------------------------------

Total Principal Amount                   Address
Represented by Initial Note                     -------------------------------
Certificate(s)
                                         --------------------------------------



                                         Area Code and Tel. No(s).
                                                                  -------------


Account Number
              --------------------


Dated: _______________, 199_

                                   GUARANTEE


     The undersigned, a member of a recognized signature guarantee medallion program or is otherwise an "eligible guarantor institution" within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, will be made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.


                                       -------------------------------
                                                Name of Firm

                                       -------------------------------
                                            Authorized Signature

                                       -------------------------------
                                        Number and Street or P.O. Box

                                       -------------------------------
                                       City        State      Zip Code

                                       -------------------------------
                                            Area Code and Tel. No.

Dated:  _____________, 199_


DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.